Exhibit 10.17

SECURITIES PURCHASE AGREEMENT

between

SMART ENERGY SOLUTIONS, INC.

and

BLACKPOOL ACQUISITIONS, LLC.
("Purchaser")

REGULATION D
U.S. PERSONS

Dated as of December 21, 2009

(i)

TABLE OF CONTENTS
(cont'd)

	7.6	Separability	8
	7.7	Amendment and Waiver	8
	7.8	Notices	8
	7.9	Titles and Subtitles	8
	7.10	Survival	8
	7.11	Counterparts	8
	7.12	Publicity	8

8.	ISSUANCE OF ADDITIONAL SHARES		9

Exhibits:

	A	Purchaser Representation Letter (Regulation D - Rule 506)

(ii)

SMART ENERGY SOLUTIONS, INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement ("Agreement") is made as of this 21st day of December, 2009 by and between Smart Energy Solutions, Inc., a Nevada corporation (the "Company"), with its principal office at 210 West Parkway, #7, Pompton Plains, New Jersey, 07444, and BlackPool Acquisitions, LLC. (the "Purchaser").

RECITALS

A. The Company is conducting an offering under Regulation D under the Securities Act of 1933, as amended (the "Offering") on substantially the same terms and subject to the conditions set forth herein, of up to 149,333,733 shares of the Company's common stock, no par value per share ("Common Stock").

B. The Company desires to obtain funds from the Purchaser and Purchaser desires to participate in the Offering of which this Securities Purchase Agreement is a part, as provided in Section 2 below.

AGREEMENT

It is agreed as follows:

1.     PURCHASE AND SALE OF SECURITIES.

1.1 Purchase and Sale of Securities. In reliance upon the representations and warranties of the Company and Purchaser contained herein and in the Purchaser Representation Letter attached hereto as Exhibit "A" and subject to the terms and conditions set forth herein, Purchaser hereby agrees to purchase, and the Company hereby agrees to sell and issue to Purchaser, the number of shares of Common Stock (the "Shares") set forth on the Purchaser Signature Page hereto.

1.2 Purchase Price. The purchase price for each Share sold to the Purchaser will be $0.02 (the "Total Purchase Price per Share").

2.     CLOSING.

2.1 Date and Time. The closing of the sale of the Shares contemplated by this Agreement (the "Closing") shall take place incrementally by the delivery of funds to the Company bank account.

2.2 Deliveries by Purchaser.

2.2.1 Incrementally, on or before 5:00 p.m. Eastern Time on February 19, 2010, Purchaser shall deliver to the Company a completed and duly executed Purchaser Signature Page and Purchaser Representation Letter, Exhibit "A" hereto.

2.2.2 Incrementally from the date first written above, until 5:00 p.m. Eastern Time on February 19, 2010, Purchaser shall have delivered wire transfers to the general account of the Company in the amount of the applicable Purchase Price for such Purchaser's Shares. The Purchaser and Seller agree that capital may be used for its intended purposes as received.

2.3 Deliveries by the Company. At the time of each Closing, or as soon thereafter as practicable, the Company will cause to be issued to Purchaser against payment of each applicable Purchase Price a stock certificate for the Shares registered in the Purchaser's name or as otherwise designated by the Purchaser.

3.     REPRESENTATIONS; WARRANTIES AND COVENANTS OF THE COMPANY.

As a material inducement to the Purchaser to enter into this Agreement and to purchase the Shares, the Company represents and that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at the Closing, except as expressly qualified or modified herein.

3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect upon the Company.

3.2 Capitalization. The Company is authorized to issue 500,000,000 shares of Common Stock of which 112,314,095 shares were issued and outstanding as of September 30, 2009. The Company is also authorized to issue 1,000,000 shares of preferred stock, no par value per share, of which no shares have been designated Series A Preferred Stock, none of which are issued and outstanding as of the date of this Agreement. At the closing of the transaction contemplated herein, there will be a maximum of 14,564,000 Common Stock Purchase Warrants and/or warrants outstanding and exercisable. All outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights. Except as set forth above and in the SEC Reports (as hereinafter defined), as of September 30, 2009, there was not outstanding any other right to purchase, or any security convertible into or exchangeable for, any capital stock of the Company, including, but not limited to, options, warrants, or rights. Except as set forth herein, the Company is under no obligation (contingent or otherwise) to purchase or otherwise acquire or retire any of its securities.

3.3 Validity of Transactions. This Agreement has been duly authorized, executed and delivered by the Company and is the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity.

3.4 No Violation. The execution, delivery and performance of this Agreement has been duly authorized by the Company's Board of Directors and, to the extent necessary, the shareholders of the Company, will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Certificate of Incorporation or Bylaws of the Company, and will not result in any breach of or default under, or, except as expressly provided herein, result in the creation of any encumbrance upon any of the assets of the Company pursuant to the terms of any agreement or instrument by which the Company or any of its assets may be bound. No approval of or filing with any governmental authority is required for the Company to enter into, execute or perform this Agreement.

3.5 SEC Reports. Copies of the Company's Annual Report on Form I 0-KSB for the fiscal year ended December 31, 2008, as filed with the U.S. Securities and Exchange Commission ("SEC") on April 14, 2009 and the Company's Quarterly Report for the nine months ended

September 30, 2009, as filed with the SEC on November 19, 2009 (collectively, the "SEC Reports") are available online with the SEC and through the Edgar system.

3.6 Subsidiaries. The Company does not own, directly or indirectly, any equity or debt securities of any corporation, partnership, or other entity.

3.7 Litigation. Except as set forth in Note 8 of the Company's 10Q SEC Report filed on November 19, 2009 there are no suits or proceedings (including without limitation, proceedings by or before any arbitrator, government commission, board, bureau or other administrative agency) pending or, to the knowledge of the Company, threatened against or affecting the Company which, if adversely determined, would have a material adverse effect on the financial condition, results of operations, prospects or business of the Company, and the Company is not subject to or in default with respect to any order, writ, injunction or decree of any federal, state, local or other governmental department.

3.8 Taxes. Federal income tax returns and state and local income tax returns for the Company have been filed as required by law; all taxes as shown on such returns or on any assessment received subsequent to the filing of such returns have been paid, and there are no pending assessments or adjustments or any income tax payable for which reserves, which are reasonably believed by the Company to be adequate for the payment of any additional taxes that may come clue, have not been established. All other taxes imposed on the Company have been paid and any reports or returns due in connection herewith have been filed.

3.9 Securities Law Compliance. Assuming the accuracy of the representations and warranties of Purchaser set forth in Section 4 of this Agreement, the offer, issue, sale and delivery of the shares of Common Stock will constitute an exempted transaction under the Securities Act of 1933, as amended and now in effect ("Securities Act"). The Company shall make such filings, if any, as may be necessary to comply with the Federal securities laws

3.10 Restriction on Issuance of Additional Shares of Common Stock. The Company will not, directly or indirectly, without the prior written consent of the Purchaser, which consent will not be unreasonably withheld, issue, offer to sell, grant any option to purchase or otherwise dispose of (or announce any issue, offer, sale, grant of any option to purchase or other disposition of) any Common Shares or any securities convertible into, or exchangeable or exercisable for, Common Stock until the date in which all of the securities sold in the Offering have had the Restrictive Legend removed, nor shall the Company publicly announce until such date an intention to do so, except for (i) the issuance of Common Stock in connection with the exercise of any currently outstanding stock options or other warrants, (ii) the issuance of stock options pursuant to any of the Company's stock option and stock incentive plans, or (iii) the issuance of Common Stock in connection with any arm's length acquisition or other reorganization by the Company.

4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

Purchaser hereby represents, warrants and covenants with the Company as follows:

4.1 Legal Power. Purchaser has the requisite individual, corporate, partnership, trust or fiduciary power, as appropriate, and is authorized, if Purchaser is a corporation, partnership or trust, to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

 4.2 Due Execution. This Agreement has been duly authorized, executed and delivered by Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of Purchaser.

 4.3 No Reliance on SEC Reports. Purchaser represents that Purchaser has been given full and complete access to the Company for the purpose of obtaining such information as the Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase the Shares. Purchaser represents that such Purchaser has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Shares all as Purchaser or Purchaser's qualified representative have found necessary to make an informed investment decision to purchase the Shares hereunder.

 4.4 No Reliance on Projections. Purchaser has not relied on any financial projections, models or other financial information relating to the Company, whether or not provided by the Company or any other source. Purchaser acknowledges that such financial projections are inherently unreliable and are not an accurate indication of the Company's business prospects or future financial performance.

 4.5 Restricted Securities. Purchaser has been advised that the Shares have not been registered under the Securities Act or any other applicable securities laws and that such securities are being offered and sold pursuant to Section 4(2) of the Securities Act and Regulation D thereunder, and that the Company's reliance upon Section 4(2) and Regulation D is predicated in part on each Purchaser's representations as contained herein and in the Purchaser Representation Letter in the form attached hereto as Exhibit "A" completed by each Purchaser.

4.5.1 Purchaser acknowledges that the Shares will be issued as "restricted securities" as defined by Rule 144 promulgated pursuant to the Securities Act. The Shares may not be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Company's counsel, an applicable exemption from registration is available.

4.5.2 Purchaser represents that Purchaser is acquiring the Securities for Purchaser's own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

4.5.3 Purchaser understands and acknowledges that the Shares will bear the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

4.5.4 Purchaser acknowledges that the Shares are not liquid and are transferable only under limited conditions. Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 and Regulation D promulgated under the Securities Act, which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of the Shares and Warrant Shares.

4.6 Purchaser Sophistication and Ability to Bear Risk of Loss. Purchaser acknowledges that it is able to protect its interests in connection with the acquisition of the Securities and can bear the economic risk of investment in the Securities without producing a material adverse change in Purchaser's financial condition. Purchaser otherwise has such knowledge and experience in financial or business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Securities.

4.7 Purchases by Groups. Purchaser represents, warrants and covenants that it is not acquiring the Securities as part of a group within the meaning of Section 13(d)(3) of the Exchange Act and Purchaser has not agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Exchange Act, and Purchaser is acting independently with respect to its investment in the Securities.

5.     CONDITIONS TO CLOSING.

5.1 Conditions to Obligations of the Purchaser. Purchaser's obligation to purchase the Shares at the Closing is subject to the fulfillment or waiver, at or prior to the Closing, of all of the following conditions:

5.1.1 Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects at the Closing with the same force and effect as if they had been made on and as of said date; and the Company shall have performed all obligations and conditions herein required to be performed by it on or prior to the Closing.

5.1.2 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser.

5.2 Conditions to Obligations of the Company. The Company's obligation to issue and sell the Shares at the Closing is subject to the fulfillment to the Company's satisfaction, on or prior to the Closing, of the following conditions:

5.2.1 Representations and Warranties True. The representations and warranties made by Purchaser in Section 4 hereof and on Exhibit "A" hereof shall be true and correct at the Closing with the same force and effect as if they had been made on and as of the Closing.

5.2.2 Performance of Obligations. Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by them on or before the Closing, and Purchaser shall have delivered payment to the Company in respect of its purchase of the Shares.

5.2.3 Qualifications. Legal and Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares and the issuance of the Warrant shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

5.2.4 Board Approval. The Company's Board of Directors shall have authorized and approved the issuance of the Shares pursuant to the terms and conditions set forth in this Agreement.

6.            REMOVAL OF RESTRICTIVE LEGEND.

6.1  Effective Date. The six (6) month anniversary of the Shares purchased herein.

6.2  Required Date. Within Twenty (20) Business Days of the Effective Date.

6.3 Procedure. Following the Purchasers delivery to the Company all appropriate information and certificates, the Company shall cause to have the Restrictive Legend removed from the share certificates of Shares purchased herein by: (1) On the Effective Date the Company shall notify and obtain an opinion letter from Company counsel evidencing that the Restrictive Legend may be removed, and, (2) forwarding said opinion letter to the Company's transfer agent instructing them to remove the legend within the Required Date.

6.4 Expenses. All Expenses for the Removal of Restrictive Legend referred to herein shall be borne by the Company. Purchaser shall bear all discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Securities sold by such holder.

6.5 Rule 144. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will take such further action as Purchaser may reasonably request, all to the extent required from time to time to enable such holder to sell Shares without registration under the Securities Act within the limitation of the exemption provided by Rule 144 or Rule 144A. Upon the request of Purchaser, the Company shall deliver to Purchaser a written statement as to whether the Company has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6.5 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

6.6 Failure to Cause Removal of Restrictive Legend and Other Events. Subject to Section 6.1 hereof, the Company and the Purchaser agree that the Purchaser will suffer damages if the Restrictive Legend is not removed in a timely manner. The Company and the Purchaser further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Company counsel is not notified on the effective date; (ii) counsel has not rendered an opinion; or (iii) the transfer agent has not removed the Restrictive Legend and issued new certificates, the Company shall issue to the Purchaser of Shares herein as liquidated damages for such failure or breach and not as a penalty (the "Liquidated Damages") Warrants in an amount equal to one percent (1%) of the Shares issuable to the Purchaser pursuant to the Purchase Agreement for each thirty (30) day period during which any Event described above occurs and is continuing, pro rated for any period less than thirty (30) days, following the Event until the applicable Event has been cured; provided, however, Purchaser will waive any Liquidated Damages resulting from the failure to remove the Restrictive Legend and issue new certificates by the transfer agent if the Company cures such failure or breach prior to the end of the first thirty (30) day period thereafter. Notwithstanding the foregoing, in no event shall the Company be required to deliver additional Warrants as aggregate Liquidated Damages to Purchaser under this Section 6.6 in excess of a total of six percent (6%) of the number of Shares issuable to the Purchaser pursuant to this Agreement. The parties agree that the Liquidated Damages represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Purchaser if the Restrictive Legend is not removed from the certificates of the Shares purchased herein within Twenty (20) Days of the Effective Date.

7.     MISCELLANEOUS.

7.1 Fees and Expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

7.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.

7.3 Specific Performance: Consent to Jurisdiction: Venue.

(a) The Company and Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b) The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Company and Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7.3 shall affect or limit any right to serve process in any other manner permitted by law. The Company and Purchaser hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Securities or this Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

7.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

7.5 Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

7.6 Separability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.7 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and Purchaser, or, to the extent such amendment affects only one Purchaser, by the Company and such individual Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

7.8 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by Facsimile or email (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

If to the Company:               Smart Energy Solutions, Inc.
210 West Parkway, #7
Pompton Plains, 07444N.I Attention: Ed Braniff CEO

If to Purchaser:                     At the address listed on the Purchaser Signature Page hereof.

7.9 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

7.10 Survival. The representations and warranties of the Company and Purchaser contained herein shall survive the execution and delivery hereof and the Closing until the date two (2) years from the Closing, and the agreements and covenants of the Company set forth herein shall survive the execution and delivery hereof and the Closing hereunder until the Registration Statement required by is no longer required to be effective under the terms and conditions of this Agreement.

7.11 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

7.12 Publicity. The Company agrees that it will not disclose, and will not include in any public announcement other than the Registration Statement, the name of Purchaser without the consent of Purchaser unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

8.	ISSUANCE OF ADDITIONAL, SHARES UPON ISSUANCE OF COMMON STOCK, OPTIONS OR CONVERTIBLE SECURITIES AT LOWER THAN THE PURCHASE PRICE PER SHARE HEREUNDER

If at any time after the Closing Date and before the date the Shares purchased herein are no longer restricted and the new certificates have been issued to the Purchaser, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock other than on exercise of outstanding options or warrants (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, for a consideration per share (the "New Issuance Price") less than the Purchase Price per share set forth in Section 1.2 above (the foregoing a "Dilutive Issuance"), then immediately after such Dilutive Issuance, the Company shall promptly issue to Purchaser a number of additional shares of Common Stock so that the effective purchase price of each share of Common Stock sold to Purchaser is equal to the New Issuance Price.

Smart Energy Solutions, Inc.

/s/ Ed Braniff
Ed Braniff
President/CEO

PURCHASER SIGNATURE PAGE

BlackPool Acquisitions, LLC.
Name of Purchaser

Number of Shares Purchased:

89 Fifth Avenue, Suite 703
New York, New York 10003
Address of Purchaser

info@theblackpoolgroup.com
212.367.7079 888.844.1847
Email, telephone number and fax number of Purchaser

BlackPool Acquisitions, LLC.
Exact Name in which Shares will be registered

Jonathan Cross / Managing Director
Printed Name and Title of Authorized Signatory

Authorized Signature

Dated: December          , 2009

Wire Transfer Instructions:

Smart Energy Solutions Inc.

Account No.

Route #
Branch Manager: Phone:
FAX:

EXHIBIT "A"

PURCHASER REPRESENTATION LETTER
(Regulation D — Rule 506)

Smart Energy Solutions, Inc.
210 West Parkway #7
Pompton Plains, NJ 07444

Gentlemen:

In connection with the purchase by BlackPool Acquisitions, LLC., ("BlackPool") of 149,333,733 shares of Common Stock, no par value (the "Shares"), of Smart Energy Solutions, Inc., a Nevada corporation (the "Company), Purchaser understands that the Shares have not been registered with the U.S. Securities and Exchange Commission ("SEC") under the U.S. Securities Act of 1933, as amended (the "Act") in reliance on Rule 506 of Regulation D, promulgated under the Act and that the Company is relying upon the representations made in this letter in concluding that Rule 506 of Regulation D applies. Capitalized terms used herein will have the meaning ascribed to such terms in the Securities Purchase Agreement entered into between the Company and the Purchaser. Purchaser hereby represents as follows:

1.   BlackPool is acquiring the Shares and for its own account, not as a nominee or agent, for investment and not with a view to or for resale in connection with, any distribution or public offering thereof within the meaning of the Act, except pursuant an effective registration statement under the Act, or an exemption from registration under the Act.

2.   BlackPool has been advised that the Shares have not been registered under the Securities Act or any other applicable securities laws and that the securities are being offered and sold pursuant to Section 4(2) of the Act and Rule 506 thereunder, and that the Company's reliance upon Section 4(2) and Rule 506 is predicated in part on Purchaser representations as contained herein.

3.    BlackPool represents to Company that:

It is a resident of the State of New York

BlackPool Acquisitions, LLC.

Please print above the exact name(s) in which Shares are to be held

Its address is:	89 Fifth Avenue, Suite 703 New York, New York 10003

BlackPool is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

BlackPool Acquisitions, LLC., is a private equity group.

The undersigned is an entity in which all of the equity owners are "accredited investors" as defined in Section 230.501(a) of the Securities Act.

BlackPool Acquisitions, LLC., is a private equity group.

BlackPool acknowledges that the Shares have not been registered under the Securities Act or the securities laws of any state and are being offered, and will be sold, pursuant to applicable exemptions from such registration for nonpublic offerings and will be issued as "restricted securities" as defined by Rule 144 promulgated pursuant to the Securities Act. The Shares may not be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Company's counsel, an applicable exemption from registration is available.

4.   BlackPool is acquiring the Shares for Purchaser's own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

5.   BlackPool understands and acknowledges that the Shares will bear the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

6.   BlackPool acknowledges that an investment in the Shares is not liquid and such securities are transferable only under limited conditions. Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of the Shares.

7.   BlackPool acknowledges that it is able to protect its interests in connection with the acquisition of the Shares and can bear the economic risk of investment in such securities without producing a material adverse change in Purchaser's financial condition. Purchaser otherwise has such knowledge and experience in financial or business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Shares.

8.   BlackPool represents that it IS NOT a registered broker-dealer and does not have any direct or indirect affiliation or association with a registered broker-dealer, whether as a director, officer, partner, beneficial owner of a 10% or greater interest in a registered broker-dealer.

9.   BlackPool represents as follows:

Purchaser has not relied on any financial projections, models or other financial information relating to the Company not contained in the Company's Annual Report, whether such projections, models or other information were provided by the Company, the placement agent or any other source. Purchaser acknowledges that such projections and models are inherently unreliable and are not an accurate indication of the Company's business prospects or future financial performance.

10.   BlackPool agrees to defend, indemnify and hold the Company harmless against any liability, costs or expenses arising as a result of any dissemination of the Shares by Purchaser in violation of the Act or applicable state securities law.

Very truly yours,

BlackPool Acquisitions, LLC.

/s/ Jonathan Cross
Jonathan Cross

Dated: December 21, 2009